UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 10, 2026
Date of Report (Date of earliest event reported)

Expro Group Holdings N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1311 Broadfield Blvd., Suite 400 Houston, TX	77084
(Address of principal executive offices)	(Zip Code)

(713) 463-9776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.06 nominal value	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Expro Group Holdings N.V. (the “Company” or “Expro”) held its 2026 annual general meeting of shareholders (the “Annual Meeting”) on June 10, 2026. The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”).

At the close of business on May 13, 2026, the record date for the Annual Meeting, 113,396,074 shares of the Company’s common stock, each with a nominal value of €0.06 per share, were entitled to vote at the Annual Meeting.

Proposals in connection with the Transaction (as defined below):

Proposal 1. The proposal to approve an amendment of the articles of association (as amended, the “Articles of Association”) of the Company to include a formula on the basis of which cash compensation to the Company’s shareholders who exercise their withdrawal right in connection with the Luxembourg Merger (as defined below), as referred to in Section 2:333h(1) of the Dutch Civil Code, can be readily determined and to authorize each deputy civil law notary and/or notarial employee of Allen Overy Shearman Sterling LLP, Amsterdam office (“AOS”), and each of them severally, to execute and sign the Deed of Amendment in connection therewith:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
96,084,024	5,894,665	10,662	3,991,493

Proposal 2. The proposal to approve an amendment of the Articles of Association to provide for the conversion of shares of common stock of Expro into shares of Class B common stock of Expro if and to the extent Expro’s shareholders exercise their withdrawal rights and to authorize each deputy civil law notary and notarial employee of AOS, and each of them severally, to execute and sign the Deed of Amendment in connection therewith:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
96,085,210	5,894,682	9,459	3,991,493

Proposal 3. The proposal to approve a series of proposed and joint transactions (collectively, the “Transaction”), including (a) the downstream cross-border merger of Expro with and into Expro Luxembourg S.A., a public limited liability company incorporated under the laws of Luxembourg (“Expro Luxembourg”), with Expro Luxembourg surviving (the “Luxembourg Merger”), and (b) as soon as practicable following completion of the Luxembourg Merger, the downstream cross-border merger of Expro Luxembourg with and into Expro Ltd, a Cayman Islands exempted company (“Expro Cayman”), with Expro Cayman surviving:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
96,066,666	5,887,488	35,197	3,991,493

Other proposals in connection with the Annual Meeting:

Proposal 4. The directors that were nominated for election by the Company’s board of directors (the “Board”) were elected to serve until the Company’s 2027 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Robert W. Drummond	101,402,752	583,258	3,341	3,991,493
Michael Jardon	101,408,732	577,876	2,743	3,991,493
Eitan Arbeter	101,403,197	582,125	4,029	3,991,493
Lisa L. Troe	101,386,152	599,866	3,333	3,991,493
Brian Truelove	101,384,757	601,261	3,333	3,991,493
Frances M. Vallejo	101,485,719	500,299	3,333	3,991,493
Eileen G. Whelley	101,288,146	697,873	3,332	3,991,493

Proposal 5. The proposal by the Board seeking approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for the year ended December 31, 2025 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
100,197,221	1,784,840	7,290	3,991,493

Proposal 6. The proposal to review the annual report for the fiscal year ended December 31, 2025, including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s Dutch statutory annual accounts and annual report of the Board in the English language and to confirm and adopt the Company’s Dutch annual accounts for the fiscal year ended December 31, 2025 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
105,411,977	364,078	204,789	—

Proposal 7. The proposal to discharge the members of the Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2025 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
101,371,139	412,233	205,979	3,991,493

Proposal 8. The proposal to appoint Deloitte Accountants B.V. as the Company’s auditor to audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2026, as required by Dutch law, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
105,526,344	64,613	389,887	—

Proposal 9. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP financial statements for the fiscal year ending December 31, 2026 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
105,528,949	64,239	387,656	—

Proposal 10. The proposal to authorize the Board to approve the repurchase of shares up to 10% of the issued share capital, for any legal purpose, through the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the Annual Meeting was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
104,916,399	383,389	681,056	—

Proposal 11. The proposal to authorize the Board to issue shares up to 20% of the issued share capital as of the date of the Annual Meeting, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months starting from the date of the Annual Meeting was approved. The authorization also includes the authority to restrict or exclude pre-emptive rights upon an issue of shares. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
100,190,215	1,795,172	3,964	3,991,493

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expro Group Holdings N.V.

Date: June 15, 2026	By:	/s/ John McAlister
John McAlister
General Counsel and Secretary